787 Seventh Avenue
New York, NY 10019-6099
Fax: 212 728 8111

March 29, 2017

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	Credit Suisse Opportunity Funds
Securities Act File No. 33-92982; Investment Company Act File No. 811-09054

Ladies and Gentlemen:

On behalf of Credit Suisse Opportunity Funds (the “Registrant”) and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information for Credit Suisse Floating Rate High Income Fund, Credit Suisse Strategic Income Fund, Credit Suisse Managed Futures Strategy Fund, Credit Suisse Multialternative Strategy Fund and Credit Suisse Emerging Markets Equity Fund (the “Funds”), each a series of the Registrant, in a supplement, dated February 28, 2017, as amended March 21, 2017, to the Prospectus, dated February 28, 2017, of the Funds. The purpose of the filing is to submit the 497 filing dated February 28, 2017, as amended March 21, 2017, in XBRL for the Funds.

Any questions or comments should be directed to the undersigned at 212-728-8992.

Very truly yours,

/s/Jessica A. Herlihy
Jessica A. Herlihy

Enclosures

cc:	Lou Anne McInnis, Esq.
Rose F. DiMartino, Esq.
Elliot J. Gluck, Esq.

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